EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:                      )

ANTARES RESOURCES CORP.     )                         Case No. 3:04-bk-06408-JAF

                  Debtor.   )                         Chapter 11


            FINANCIAL REPORT OF DEBTOR IN POSSESSION FOR BUSINESS FOR PERIOD BEGINNING AUGUST 1, 2005 AND ENDING AUGUST 31, 2005

         Trustee, Michael P. Phelan, gives notice of filing the attached Financial Report of Debtor in Possession for Business for the period beginning August 1, 2005 and ending August 31, 2005.

                                               SMITH HULSEY & BUSEY

                                               By /s/ Raymond R. Magley
                                                  --------------------------
                                                      Raymond R. Magley

                                               Florida Bar Number 0511056
                                               225 Water Street, Suite 1800
                                               Jacksonville, Florida  32202
                                               (904) 359-7700
                                               (904) 359-7708 (Facsimile)

                                               Attorneys for Trustee

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                      MONTHLY FINANCIAL REPORT FOR BUSINESS


For The Period Beginning  08/01/05 and ending: 08/31/05

Name of Debtor:   Antares Resources Corp.         Case Number: 3:04-bk-06408-JAF
Date of Petition: April 27, 2005

                                                  CURRENT        CUMULATIVE
                                                   MONTH      PETITION TO DATE
                                                  -------     ----------------
1. CASH AT BEGINNING OF PERIOD
2. RECEIPTS:
   A. Cash Sales                                                     0
      Less Cash Refunds                                              0
      Net Cash Sales                                                 0
  B.  Collection on Postpetition A/R                                 0
  C.  Collection on Prepetition A/R                                  0
  D.  Other Receipts - Pymnt from Creditor                        25,000.00
  E.  Other Receipts - Interest Deposit             5.80              13.53
 .  TOTAL RECEIPTS                                  5.80          25,013.53

4.  TOTAL CASH AVAILABLE FOR
     OPERATIONS (Line 1 + Line 3)                                 25,013.53

5.  DISBURSEMENTS
    A.  U.S. Trustee Quarterly Fees                250.00          1,250.00
    B.  Net Payroll
    C.  Payroll Taxes Paid
    D.  Sales and Use Taxes
    E.  Other Taxes
    F.  Rent
    G.  Other Leases (Attachment 2)
    H.  Telephone
    I.  Utilities
    J.  Travel & Entertainment
    K.  Vehicle Expenses
    L.  Office Supplies
    M.  Advertising
    N.  Insurance (Attachment 7)
    O.  Purchases of Fixed Assets (Attachment 3)
    P.  Purchase of Inventory (Attachment 3)
    Q.  Manufacturing Supplies
    R.  Repairs & Maintenance
    S.  Payments to Secured Creditors
    T.  Other Expense                              160.00          1,285.00

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                                                  CURRENT        CUMULATIVE
                                                   MONTH      PETITION TO DATE
                                                  -------     ----------------
6.  TOTAL CASH DISBURSEMENTS                       410.00          2,535.00

7.  ENDING CASH BALANCE                                           22,478.53
     (Line 4 - Line 6)

I declare under penalty of perjury that this statement and the accompanying schedules are true and correct to the best of knowledge and belief.

This 23 day of September, 2005                       /s/ Michael P. Phelan
                                                     --------------------------
                                                     Michael P. Phelan, Trustee

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                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Antares Resources Corp.            Case Number:3:04-bk-06408-JAF

ACCOUNTS RECEIVABLE AT PETITION DATE:              0

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received)

                  Beginning of Month Balance       0

      PLUS:       Current Month New Billings       0

      LESS:       Collection During the Month      0

                  End of Month Balance             0

--------------------------------------------------------------------------------
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days       61-90 Days      Over 90 Days      Total
---------      ----------       ----------      ------------      -----
                                                                    0

--------------------------------------------------------------------------------
  0.0%

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                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Antares Resources Corp.         Case Number:  3-04-bk-06408-JAF

Reporting Period beginning 08/01/05 and ending 08/31/05

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date             Days
Incurred         Outstanding          Vendor         Description         Amount
--------         -----------          ------         -----------         ------

None

--------------------------------------------------------------------------------
ACOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                           Opening Balance (total from prior report)        0

           PLUS:           New indebtedness Incurred this Month             0

           LESS:           Amount Paid on Prior Accounts Payable            0

                           Ending Month Balance                             0

SECURED:__List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

Secured           Date                      # of Post Petition    Total $
Creditor/         Payment    Payment        Payments              Amount of
Lessor            Due        Amount         Delinquent            Post Petition

None

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                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:  Antares Resources Corp.       Case Number:   03-04-bk-06408-JAF

Reporting Period Beginning 08/01/05 and ending 08/31/05

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:

         Inventory Balance at Beginning of Month                            0

         Inventory Purchase During Month                                    0

         Inventory Used or Sold                                             0

         Inventory on Hand at End of Month                                  0

METHOD OF COSTING INVENTORY:                                               N/A
--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: 0 Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):
--------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at  Beginning of Month                               0

         LESS:             Depreciation Expense                             0

         PLUS:             New Purchases                                    0

Ending Monthly Balance                                                      0

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:
--------------------------------------------------------------------------------

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                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Antares Resources Corp.       Case Number:    03-04-bk-06408-JAF

Reporting Period Beginning   08/01/05   and ending    08/31/05

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK: Bank of America                                 BRANCH: Dallas, TX

ACCOUNT NAME: Antares Resources Corp.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT:

         Beginning Balance                       23,882.73

         Total of Deposits Made                       5.80

         Total Amount of Checks Written             410.00

         Service Charge

         Closing Balance                         22,478.53

         Number of First Check Written This Period                 1003

         Number of Last Check Written This Period                  1004

         Total Number of Checks Written This Period                   2

                               INVESTMENT ACCOUNT
Type of Negotiable
     Instrument          Face Value       Purchase Price       Date of Purchase
------------------       ----------       --------------       ----------------

       N/A

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                                  ATTACHEMENT 5

Name of Debtor: Antares Resources Corp.        Case Number:   03-04-bk-06408-JAF

Reporting Period Beginning 08/01/05 and ending 08/31/05

                                 CHECK REGISTER

NAME OF BANK: Bank of America                                 BRANCH: Dallas, TX

ACCOUNT NAME: Antares Resources Corp.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT:
Account for All Check Numbers, Including voided, Lost Stopped Payment, etc.

Date           Check             Payee                Purpose             Amount
----           -----             -----                -------             ------

See Attached

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                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: Antares Resources Corp.         Case Number:  03-04-bk-06408-JAF

Reporting Period Beginning 08/01/05 and ending 08/31/05

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid or deposited into the tax account

Date                   Bank                  Description                  Amount
----                   ----                  -----------                  ------
None

--------------------------------------------------------------------------------

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, state sales tax, property tax, unemployment tax and state workmen's compensation.

Date last tax return file

Period return covers

Name of Taxing      Date
Authority           Payment Due              Description                  Amount
--------------      -----------              -----------                  ------
None

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                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF

Reporting Period Beginning 08/01/05 and ending 08/31/05

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

NAME OF OFFICER OR OWNER             TITLE                           AMOUNT PAID
------------------------             -----                           -----------

None

--------------------------------------------------------------------------------

                                PERSONNEL REPORT

                                                    Full Time          Part Time

Number of employees at beginning of Period              0                  0

Number hired during the period                          0                  0

Number terminated or resigned during period             0                  0

Number of employees on payroll at end of period         0                  0

--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                    Agent &                                             Date
                    Phone                 Coverage       Expiration     Premium
Carrier             Number                Type           Date           Due
-------             -------               --------       ----------     -------
N/A

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                                  ATTACHMENT 8


                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD


                                      None



We anticipate filing a Plan of Reorganization and Disclosure Statement on or before____________

Unknown

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